Exhibit 10.6

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of January 3, 2014 (this “Agreement”), by and among Black Knight Financial Services, Inc., a Delaware corporation (the “Predecessor Borrower”), Black Knight Financial Services I, LLC, a Delaware limited liability company (the “Successor Borrower”) and Fidelity National Financial, Inc., a Delaware corporation (the “Lender”).

WITNESSETH:

WHEREAS, the Predecessor Borrower has agreed to perform certain payment and other obligations pursuant to that certain (i) Intercompany Note, dated as of January 2, 2014 (the “Intercompany Note”), between the Predecessor Borrower and Fidelity National Financial, Inc., a Delaware corporation (“FNF”), in an original principal amount of $1,175,000,000, (ii) Mirror Note, dated as of January 2, 2014 (the “Credit Agreement Mirror Note”), between the Predecessor Borrower and FNF, in an original principal amount of $1,400,000,000 and (iii) Mirror Note, dated as of January 2, 2014 (the “Bridge Mirror Note” and, together with the Intercompany Note and Credit Agreement Note, the “Notes”), between the Predecessor Borrower and FNF, in an original principal amount of $700,000,000.

WHEREAS, the Successor Borrower agrees to perform the payment and other obligations of the Predecessor Borrower under (i) the Intercompany Note with respect to $688,000,000 of the loan made to the Predecessor Borrower thereunder, (ii) the Credit Agreement Mirror Note with respect to (A) $176,000,000 of Tranche R Loans (as such term is defined in the Credit Agreement Mirror Note) and (B) $644,000,000 of Tranche T Loans (as such term is defined in the Credit Agreement Mirror Note) of the loan made to the Predecessor Borrower thereunder and (iii) the Bridge Mirror Note with respect to $350,000,000 of the loan made to the Predecessor Borrower thereunder and the Predecessor Borrower and the Successor Borrower agree to enter into this Agreement in connection therewith. The amounts referred to in clauses (i) through (iii) of this paragraph are collectively referred to as the “Assumed Amounts”.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Notes and used herein shall have the meanings given to them in the applicable Note.

2. Assumption of Agreements and Obligations. Effective as of the date and time of execution and delivery by each party hereto of this Agreement (the “Effective Time”), the Successor Borrower hereby expressly, unconditionally and irrevocably agrees to be liable for all of the payment and other obligations of the Predecessor Borrower in relation to the Assumed Amounts and confirms and agrees to perform and observe all of the payment and other obligations, covenants, agreements, duties and liabilities of the Predecessor Borrower in respect of the Assumed Amounts, in each case, under the applicable Note (the “Assumption”). After the Effective Time and after giving effect to the Assumption, the Successor Borrower shall be deemed a “primary obligor” (and not merely as a “surety”) in respect of the Predecessor Borrower’s obligations under the Notes with respect to the Assumed Amounts.

3. Release. The Lender acknowledges and agrees that upon the occurrence of the Effective Time, all obligations and liabilities of the Predecessor Borrower with respect to the Assumed Amounts, will be automatically discharged, terminated and released.

4. Further Assurances. The Successor Borrower hereby agrees from time to time, as and when requested by the Predecessor Borrower to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Predecessor Borrower may reasonably deem necessary in order to carry out the intent and purposes of this Agreement.

5. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF DELAWARE.

6. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile (or other electronic) transmission (including in “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof.

7. Section Headings. The section headings in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer on any other Person any legal or equitable benefit or remedy under or by reason of this Agreement.

10. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first set forth above.

BLACK KNIGHT FINANCIAL SERVICES I, LLC, as the Successor Borrower

By:	/s/ Brent Bickett
	Name:	Brent Bickett
	Title:	Executive Vice President

[Debt Assumption Agreement (BKFS, Inc. & BKFS I)]

BLACK KNIGHT FINANCIAL SERVICES, INC., as the Predecessor Borrower

By:	/s/ Brent Bickett
	Name:	Brent Bickett
	Its:	President

[Debt Assumption Agreement (BKFS, Inc. & BKFS I)]

Acknowledged and Agreed to by:

FIDELITY NATIONAL FINANCIAL, INC.,

as the Lender

By:	/s/ David Ducommun
Name:	David Ducommun
Title:	Senior Vice President, Corporate Finance

[Debt Assumption Agreement (BKFS, Inc. & BKFS I)]